Exhibit 22.1

Subsidiary Guarantors and Issuers of Guaranteed Securities and Affiliates Whose Securities Collateralize Securities of the Registrant

Guaranteed Securities

The following securities (collectively, the “UHS Senior Secured Notes”) issued by Universal Health Services, Inc., a Delaware corporation (the “Company”), were outstanding as of June 30, 2024.

Description of Notes

1.650% Senior Secured Notes due 2026

2.650% Senior Secured Notes due 2030

2.650% Senior Secured Notes due 2032

Obligors

The obligors under the UHS Senior Secured Notes consisted of the Company, as issuer, and its subsidiaries listed in the following table, as Guarantors.

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
ABS LINCS KY, LLC	Virginia	Guarantor

ABS LINCS SC, Inc.	South Carolina	Guarantor

Aiken Regional Medical Centers, LLC	South Carolina	Guarantor

Alliance Health Center, Inc.	Mississippi	Guarantor

Alternative Behavioral Services, Inc.	Virginia	Guarantor

Ascend Health Corporation	Delaware	Guarantor

Atlantic Shores Hospital, LLC	Delaware	Guarantor

AZ Holding 4, LLC	Arizona	Guarantor

Beach 77 LP	Delaware	Guarantor

Behavioral Health Management, LLC	Delaware	Guarantor

Behavioral Health Realty, LLC	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Behavioral Healthcare LLC	Delaware	Guarantor

Benchmark Behavioral Health System, Inc.	Utah	Guarantor

BHC Alhambra Hospital, Inc.	Tennessee	Guarantor

BHC Belmont Pines Hospital, Inc.	Tennessee	Guarantor

BHC Fairfax Hospital, Inc.	Tennessee	Guarantor

BHC Fox Run Hospital, Inc.	Tennessee	Guarantor

BHC Fremont Hospital, Inc.	Tennessee	Guarantor

BHC Health Services of Nevada, Inc.	Nevada	Guarantor

BHC Heritage Oaks Hospital, Inc.	Tennessee	Guarantor

BHC Holdings, Inc.	Delaware	Guarantor

BHC Intermountain Hospital, Inc.	Tennessee	Guarantor

BHC Mesilla Valley Hospital, LLC	Delaware	Guarantor

BHC Montevista Hospital, Inc.	Nevada	Guarantor

BHC Northwest Psychiatric Hospital, LLC	Delaware	Guarantor

BHC of Indiana, General Partnership	Tennessee	Guarantor

BHC Pinnacle Pointe Hospital, LLC	Tennessee	Guarantor

BHC Properties, LLC	Tennessee	Guarantor

BHC Sierra Vista Hospital, Inc.	Tennessee	Guarantor

BHC Streamwood Hospital, Inc.	Tennessee	Guarantor

Bloomington Meadows, General Partnership	Tennessee	Guarantor

Brentwood Acquisition-Shreveport, Inc.	Delaware	Guarantor

Brentwood Acquisition, Inc.	Tennessee	Guarantor

Brynn Marr Hospital, Inc.	North Carolina	Guarantor

Calvary Center, Inc.	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Canyon Ridge Hospital, Inc.	California	Guarantor

CAT Realty, LLC	Delaware	Guarantor

CAT Seattle, LLC	Delaware	Guarantor

CCS/Lansing, Inc.	Michigan	Guarantor

Cedar Springs Hospital, Inc.	Delaware	Guarantor

Children’s Comprehensive Services, Inc.	Tennessee	Guarantor

Columbus Hospital Partners, LLC	Tennessee	Guarantor

Coral Shores Behavioral Health, LLC	Delaware	Guarantor

Cumberland Hospital Partners, LLC	Delaware	Guarantor

Cumberland Hospital, LLC	Virginia	Guarantor

Del Amo Hospital, Inc.	California	Guarantor

DHP 2131 K St, LLC	Delaware	Guarantor

Diamond Grove Center, LLC	Delaware	Guarantor

District Hospital Partners, L.P.	District of Columbia	Guarantor

DVH Hospital Alliance LLC	Delaware	Guarantor

Emerald Coast Behavioral Hospital, LLC	Delaware	Guarantor

Fannin Management Services, LLC	Texas	Guarantor

First Hospital Corporation of Virginia Beach	Virginia	Guarantor

Forest View Psychiatric Hospital, Inc.	Michigan	Guarantor

Fort Duncan Medical Center, L.P.	Delaware	Guarantor

Fort Lauderdale Hospital, Inc.	Florida	Guarantor

FRN, INC.	Delaware	Guarantor

Frontline Behavioral Health, Inc.	Delaware	Guarantor

Frontline Hospital, LLC	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Frontline Residential Treatment Center, LLC	Delaware	Guarantor

Garfield Park Hospital, LLC	Illinois	Guarantor

Great Plains Hospital, Inc.	Missouri	Guarantor

Gulf Coast Treatment Center, Inc.	Florida	Guarantor

Gulph Mills Associates, LLC	Pennsylvania	Guarantor

H. C. Corporation	Alabama	Guarantor

H.C. Partnership	Alabama	Guarantor

Harbor Point Behavioral Health Center, Inc.	Virginia	Guarantor

Havenwyck Hospital Inc.	Michigan	Guarantor

HHC Augusta, Inc.	Georgia	Guarantor

HHC Delaware, Inc.	Delaware	Guarantor

HHC Indiana, Inc.	Indiana	Guarantor

HHC Ohio, Inc.	Ohio	Guarantor

HHC Pennsylvania, LLC	Delaware	Guarantor

HHC Poplar Springs, LLC	Virginia	Guarantor

HHC River Park, Inc.	West Virginia	Guarantor

HHC South Carolina, Inc.	South Carolina	Guarantor

HHC St. Simons, Inc.	Georgia	Guarantor

Hickory Trail Hospital, L.P.	Delaware	Guarantor

Holly Hill Hospital, LLC	Tennessee	Guarantor

Horizon Health Austin, Inc.	Texas	Guarantor

Horizon Health Corporation	Delaware	Guarantor

Horizon Health Hospital Services, LLC	Delaware	Guarantor

Horizon Mental Health Management, LLC	Texas	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
HSA Hill Crest Corporation	Alabama	Guarantor

Hughes Center, LLC	Virginia	Guarantor

Independence Physician Management, LLC	Delaware	Guarantor

Keys Group Holdings LLC	Delaware	Guarantor

Keystone Continuum, LLC	Tennessee	Guarantor

Keystone Education and Youth Services, LLC	Tennessee	Guarantor

Keystone Marion, LLC	Virginia	Guarantor

Keystone Memphis, LLC	Tennessee	Guarantor

Keystone Newport News, LLC	Virginia	Guarantor

Keystone NPS LLC	California	Guarantor

Keystone Richland Center LLC	Ohio	Guarantor

Keystone WSNC, L.L.C.	North Carolina	Guarantor

Keystone/CCS Partners LLC	Delaware	Guarantor

Kids Behavioral Health of Utah, Inc.	Utah	Guarantor

Kingwood Pines Hospital, LLC	Texas	Guarantor

KMI Acquisition, LLC	Delaware	Guarantor

La Amistad Residential Treatment Center, LLC	Florida	Guarantor

Lancaster Hospital Corporation	California	Guarantor

Laurel Oaks Behavioral Health Center, Inc.	Delaware	Guarantor

Lebanon Hospital Partners, LLC	Tennessee	Guarantor

Liberty Point Behavioral Healthcare, LLC	Delaware	Guarantor

Manatee Memorial Hospital, L.P.	Delaware	Guarantor

Mayhill Behavioral Health, LLC	Texas	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
McAllen Hospitals, L.P.	Delaware	Guarantor

McAllen Medical Center, Inc.	Delaware	Guarantor

Meridell Achievement Center, Inc.	Texas	Guarantor

Merion Building Management, Inc.	Delaware	Guarantor

Michigan Psychiatric Services, Inc.	Michigan	Guarantor

Millwood Hospital, L.P.	Texas	Guarantor

Milwaukee Behavioral Health, LLC	Wisconsin	Guarantor

Neuro Institute of Austin, L.P.	Texas	Guarantor

North Spring Behavioral Healthcare, Inc.	Tennessee	Guarantor

Northern Indiana Partners, LLC	Tennessee	Guarantor

Northwest Texas Healthcare System, Inc.	Texas	Guarantor

Oak Plains Academy of Tennessee, Inc.	Tennessee	Guarantor

Ocala Behavioral Health, LLC	Delaware	Guarantor

Palm Point Behavioral Health, LLC	Florida	Guarantor

Palmetto Behavioral Health Holdings, LLC	Delaware	Guarantor

Palmetto Behavioral Health System, L.L.C.	South Carolina	Guarantor

Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina	Guarantor

Park Healthcare Company	Tennessee	Guarantor

Pasteur Healthcare Properties, LLC	Delaware	Guarantor

Pendleton Methodist Hospital, L.L.C.	Delaware	Guarantor

Pennsylvania Clinical Schools, Inc.	Pennsylvania	Guarantor

Premier Behavioral Solutions of Florida, Inc.	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Premier Behavioral Solutions, Inc.	Delaware	Guarantor

PSJ Acquisition, LLC	North Dakota	Guarantor

Psychiatric Realty, LLC	Delaware	Guarantor

Psychiatric Solutions Hospitals, LLC	Delaware	Guarantor

Psychiatric Solutions of Virginia, Inc.	Tennessee	Guarantor

Psychiatric Solutions, Inc.	Delaware	Guarantor

Ramsay Managed Care, LLC	Delaware	Guarantor

Ramsay Youth Services of Georgia, Inc.	Delaware	Guarantor

Ridge Outpatient Counseling, L.L.C.	Kentucky	Guarantor

River Oaks, Inc.	Louisiana	Guarantor

Riveredge Hospital Holdings, Inc.	Delaware	Guarantor

Riverside Medical Clinic Patient Services, L.L.C.	California	Guarantor

Rolling Hills Hospital, LLC	Tennessee	Guarantor

RR Recovery, LLC	Delaware	Guarantor

Salt Lake Behavioral Health, LLC	Delaware	Guarantor

Salt Lake Psychiatric Realty, LLC	Delaware	Guarantor

Samson Properties, LLC	Florida	Guarantor

Schick Shadel of Florida, LLC	Florida	Guarantor

Shadow Mountain Behavioral Health System, LLC	Delaware	Guarantor

SHC-KPH, LP	Texas	Guarantor

Southeastern Hospital Corporation	Tennessee	Guarantor

SP Behavioral, LLC	Florida	Guarantor

Sparks Family Hospital, Inc.	Nevada	Guarantor

Springfield Hospital, Inc.	Delaware	Guarantor

Stonington Behavioral Health, Inc.	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Summit Oaks Hospital, Inc.	New Jersey	Guarantor

Sunstone Behavioral Health, LLC	Tennessee	Guarantor

TBD Acquisition II, LLC	Delaware	Guarantor

TBD Acquisition, LLC	Delaware	Guarantor

TBJ Behavioral Center, LLC	Delaware	Guarantor

Temecula Valley Hospital, Inc.	California	Guarantor

Temple Behavioral Healthcare Hospital, Inc.	Texas	Guarantor

Tennessee Clinical Schools, LLC	Tennessee	Guarantor

Texas Cypress Creek Hospital, L.P.	Texas	Guarantor

Texas Hospital Holdings, Inc.	Delaware	Guarantor

Texas Laurel Ridge Hospital, L.P.	Texas	Guarantor

Texas Oaks Psychiatric Hospital, L.P.	Texas	Guarantor

Texas San Marcos Treatment Center, L.P.	Texas	Guarantor

Texas West Oaks Hospital, L.P.	Texas	Guarantor

The Arbour, Inc.	Massachusetts	Guarantor

The Bridgeway, LLC	Arkansas	Guarantor

The National Deaf Academy, LLC	Florida	Guarantor

Three Rivers Behavioral Health, LLC	South Carolina	Guarantor

Three Rivers Healthcare Group, LLC	South Carolina	Guarantor

Toledo Holding Co., LLC	Delaware	Guarantor

Turning Point Care Center, LLC	Georgia	Guarantor

Two Rivers Psychiatric Hospital, Inc.	Delaware	Guarantor

UBH of Oregon, LLC	Delaware	Guarantor

UBH of Phoenix Realty, LLC	Delaware	Guarantor

UBH of Phoenix, LLC	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
UHP LP	Delaware	Guarantor

UHS Capitol Acquisition, LLC	Delaware	Guarantor

UHS Children Services, Inc.	Delaware	Guarantor

UHS Funding, LLC	Delaware	Guarantor

UHS Holding Company, Inc.	Nevada	Guarantor

UHS Kentucky Holdings, L.L.C.	Delaware	Guarantor

UHS Midwest Behavioral Health, LLC	Delaware	Guarantor

UHS of Anchor, L.P.	Delaware	Guarantor

UHS of Benton, LLC	Delaware	Guarantor

UHS of Bowling Green, LLC	Delaware	Guarantor

UHS of Centennial Peaks, L.L.C.	Delaware	Guarantor

UHS of Cornerstone Holdings, Inc.	Delaware	Guarantor

UHS of Cornerstone, Inc.	Delaware	Guarantor

UHS of D.C., Inc.	Delaware	Guarantor

UHS of Delaware, Inc.	Delaware	Guarantor

UHS of Denver, Inc.	Delaware	Guarantor

UHS of Dover, L.L.C.	Delaware	Guarantor

UHS of Doylestown, L.L.C.	Delaware	Guarantor

UHS of Fairmount, Inc.	Delaware	Guarantor

UHS of Fuller, Inc.	Massachusetts	Guarantor

UHS of Georgia Holdings, Inc.	Delaware	Guarantor

UHS of Georgia, Inc.	Delaware	Guarantor

UHS of Greenville, LLC	Delaware	Guarantor

UHS of Hampton, Inc	New Jersey	Guarantor

UHS of Hartgrove, Inc.	Illinois	Guarantor

UHS of Lakeside, LLC	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
UHS of Lancaster, LLC	Pennsylvania	Guarantor

UHS of Laurel Heights, L.P.	Delaware	Guarantor

UHS of Madera, Inc.	Delaware	Guarantor

UHS of New Orleans, LLC	Louisiana	Guarantor

UHS of Oklahoma, LLC	Oklahoma	Guarantor

UHS of Parkwood, Inc.	Delaware	Guarantor

UHS of Peachford, L.P.	Delaware	Guarantor

UHS of Pennsylvania, Inc.	Pennsylvania	Guarantor

UHS of Phoenix, LLC	Delaware	Guarantor

UHS of Provo Canyon, Inc.	Delaware	Guarantor

UHS of Puerto Rico, Inc.	Delaware	Guarantor

UHS of Ridge, LLC	Delaware	Guarantor

UHS of River Parishes, Inc.	Louisiana	Guarantor

UHS of Rockford, LLC	Delaware	Guarantor

UHS of Salt Lake City, L.L.C.	Delaware	Guarantor

UHS of Savannah, L.L.C.	Delaware	Guarantor

UHS of Spring Mountain, Inc.	Delaware	Guarantor

UHS of Springwoods, L.L.C.	Delaware	Guarantor

UHS of Summitridge, L.L.C.	Delaware	Guarantor

UHS of Texoma, Inc.	Delaware	Guarantor

UHS of Timberlawn, Inc.	Texas	Guarantor

UHS of Timpanogos, Inc.	Delaware	Guarantor

UHS of Tucson, LLC	Delaware	Guarantor

UHS of Westwood Pembroke, Inc.	Massachusetts	Guarantor

UHS of Wyoming, Inc.	Delaware	Guarantor

UHS Oklahoma City LLC	Oklahoma	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
UHS Sahara, Inc.	Delaware	Guarantor

UHS Sub III, LLC	Delaware	Guarantor

UHS-Corona, Inc.	Delaware	Guarantor

UHSD, L.L.C.	Nevada	Guarantor

UHSL, L.L.C.	Nevada	Guarantor

United Healthcare of Hardin, Inc.	Tennessee	Guarantor

Universal Health Services of Palmdale, Inc.	Delaware	Guarantor

Universal Health Services of Rancho Springs, Inc.	California	Guarantor

University Behavioral Health of El Paso, LLC	Delaware	Guarantor

University Behavioral, LLC	Florida	Guarantor

Valle Vista Hospital Partners, LLC	Tennessee	Guarantor

Valle Vista, LLC	Delaware	Guarantor

Valley Health System LLC	Delaware	Guarantor

Valley Hospital Medical Center, Inc.	Nevada	Guarantor

Wekiva Springs Center, LLC	Delaware	Guarantor

Wellington Regional Medical Center, LLC	Florida	Guarantor

Wellstone Regional Hospital Acquisition, LLC	Indiana	Guarantor

Willow Springs, LLC	Delaware	Guarantor

Windmoor Healthcare Inc.	Florida	Guarantor

Windmoor Healthcare of Pinellas Park, Inc.	Delaware	Guarantor

Wisconsin Avenue Psychiatric Center, Inc.	Delaware	Guarantor

Zeus Endeavors, LLC	Florida	Guarantor

Pledged Security Collateral

As of June 30, 2024, the obligations under the UHS Senior Secured Notes were secured by pledges of the equity of the following affiliates of the Company.

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
2012 W. University Properties, LLC	Delaware	100	100

2026 W. University Properties, LLC	Delaware	100	100

ABS LINCS KY, LLC	Virginia	100	100

ABS LINCS SC, Inc.	South Carolina	100	100

ABS LINCS TN, Inc.	Virginia	100	100

Aiken Regional Medical Centers, LLC	South Carolina	100	100

Alabama Clinical Schools, Inc.	Alabama	100	100

Alliance Health Center, Inc.	Mississippi	100	100

Alternative Behavioral Services, Inc.	Virginia	100	100

Ambulatory Surgery Center of Temecula Valley, Inc.	California	100	100

ASC of Aiken, Inc.	Delaware	100	100

ASC of East New Orleans, Inc.	Delaware	100	100

ASC of Las Vegas, Inc.	Nevada	100	100

ASC of Midwest City, Inc.	Oklahoma	100	100

ASC of Puerto Rico, Inc.	Delaware	100	100

ASC of Wellington, Inc.	Florida	100	100

Ascend Health Corporation	Delaware	100	100

Atlantic Shores Hospital, LLC	Delaware	100	100

Auburn Regional Medical Center, Inc.	Washington	100	100

AZ Holding 4, LLC	Arizona	100	100

Beach 77 LP	Delaware	99	99

Behavioral Educational Services, Inc.	Delaware	100	100

Behavioral Health Connections, Inc.	Texas	100	100

Behavioral Health Management, LLC	Delaware	100	100

Behavioral Health Realty, LLC	Delaware	100	100

Behavioral Healthcare LLC	Delaware	100	100

Benchmark Behavioral Health System, Inc.	Utah	100	100

BHC Alhambra Hospital, Inc.	Tennessee	100	100

BH AZ Master, LLC	Arizona	51	51

BHC Fairfax Hospital, Inc.	Tennessee	100	100

BHC Fox Run Hospital, Inc.	Tennessee	100	100

BHC Fremont Hospital, Inc.	Tennessee	100	100

BHC Health Services of Nevada, Inc.	Nevada	100	100

BHC Heritage Oaks Hospital, Inc.	Tennessee	100	100

BHC Holdings, Inc.	Delaware	100	100

BHC Intermountain Hospital, Inc.	Tennessee	100	100

BHC Management Services of Streamwood, LLC	Delaware	100	100

BHC Mesilla Valley Hospital, LLC	Delaware	100	100

BHC Montevista Hospital, Inc.	Nevada	100	100

BHC Northwest Psychiatric Hospital, LLC	Delaware	100	100

BHC of Indiana, General Partnership	Tennessee	100	100

BHC Pinnacle Pointe Hospital, LLC	Tennessee	100	100

BHC Properties, LLC	Tennessee	100	100

BHC Sierra Vista Hospital, Inc.	Tennessee	100	100

BHC Streamwood Hospital, Inc.	Tennessee	100	100

Bloomington Meadows, General Partnership	Tennessee	100	100

Brentwood Acquisition, Inc.	Tennessee	100	100

Brentwood Acquisition-Shreveport, Inc.	Delaware	100	100

Brynn Marr Hospital, Inc.	North Carolina	100	100

Calvary Center, Inc.	Delaware	100	100

Canyon Ridge Hospital, Inc.	California	100	100

Canyon Ridge Real Estate, LLC	Delaware	100	100

CAT Realty, LLC	Delaware	100	100

Cape Girardeau Behavioral Health, LLC	Missouri	75	75

CAT Seattle, LLC	Delaware	100	100

CCS/Lansing, Inc.	Michigan	100	100

Cedar Springs Hospital, Inc.	Delaware	100	100

Central Montgomery Medical Center, L.L.C.	Pennsylvania	100	100

Chalmette Medical Center, Inc.	Louisiana	100	100

Children’s Comprehensive Services, Inc.	Tennessee	100	100

Clive Behavioral Health, LLC	Delaware	52	52

Columbus Hospital Partners, LLC	Tennessee	100	100

Columbus Hospital, LLC	Delaware	100	100

Coral Shores Behavioral Health, LLC	Delaware	100	100

Cornerstone Hospital Management, LLC	Texas	58.3	58.3

Cornerstone Regional Hospital, LP	Texas	50.2	50.2

Crossings Healthcare Solutions, Inc.		100	100

Cumberland Hospital Partners, LLC	Delaware	100	100

Cumberland Hospital, LLC	Virginia	100	100

Cypress Creek Real Estate, L.P.	Delaware	99	99

Del Amo Hospital, Inc.	California	100	100

DHP 2131 K St, LLC	Delaware	100	100

Diamond Grove Center, LLC	Delaware	100	100

District Hospital Partners, L.P.	District of Columbia	100	100

Doctors’ Hospital of Shreveport, Inc.	Louisiana	100	100

DVH Hospital Alliance LLC	Delaware	100	100

Edinburg Ambulatory Surgical Center, Inc.	Texas	100	100

Edinburg Holdings, Inc.	Delaware	100	100

Edinburg MOB Properties, LLC	Florida	100	100

Emerald Coast Behavioral Hospital, LLC	Delaware	100	100

Everglades Holdings, LLC	Delaware	100	100

Fannin Management Services, LLC	Texas	100	100

First Hospital Corporation of Virginia Beach	Virginia	100	100

Forest View Psychiatric Hospital, Inc.	Michigan	100	100

Fort Duncan Medical Center, Inc.	Delaware	100	100

Fort Duncan Medical Center, L.P.	Delaware	99	99

Fort Lauderdale Hospital, Inc.	Florida	100	100

Foundations Recovery Network, LLC	Tennessee	100	100

Friends Behavioral Health System, LP	Pennsylvania	79.92	79.92

Friends GP, LLC	Pennsylvania	80	80

FRN, Inc.	Delaware	100	100

Frontline Behavioral Health, Inc.	Delaware	100	100

Frontline Children’s Hospital, L.L.C.	Delaware	100	100

Frontline Hospital, LLC	Delaware	100	100

Frontline Residential Treatment Center, LLC	Delaware	100	100

Garfield Park Hospital, LLC	Illinois	100	100

Glen Oaks Hospital, Inc.	Texas	100	100

Great Plains Hospital, Inc.	Missouri	100	100

Gulf Coast Treatment Center, Inc.	Florida	100	100

Gulph Mills Associates, LLC	Pennsylvania	100	100

H. C. Corporation	Alabama	100	100

H. C. Partnership	Alabama	100	100

Harbor Point Behavioral Health Center, Inc.	Virginia	100	100

Havenwyck Hospital Inc.	Michigan	100	100

HHC Augusta, Inc.	Georgia	100	100

HHC Berkeley, Inc.	South Carolina	100	100

HHC Delaware, Inc.	Delaware	100	100

HHC Indiana, Inc.	Indiana	100	100

HHC Kingwood Investment, LLC	Delaware	100	100

HHC Oconee, Inc.	South Carolina	100	100

HHC Ohio, Inc.	Ohio	100	100

HHC Pennsylvania, LLC	Delaware	100	100

HHC Poplar Springs, LLC	Virginia	100	100

HHC River Park, Inc.	West Virginia	100	100

HHC South Carolina, Inc.	South Carolina	100	100

HHC St. Simons, Inc.	Georgia	100	100

Hickory Trail Hospital, L.P.	Delaware	99	99

High Plains Behavioral Health, L.P.	Delaware	99	99

Holly Hill Hospital, LLC	Tennessee	100	100

Holly Hill Real Estate, LLC	North Carolina	100	100

Horizon Health Austin, Inc.	Texas	100	100

Horizon Health Corporation	Delaware	100	100

Horizon Health Hospital Services, LLC	Delaware	100	100

Horizon Health Physical Rehabilitation Services, LLC	Delaware	100	100

Horizon Mental Health Management, LLC	Texas	100	100

HRI Clinics, Inc.	Massachusetts	100	100

HRI Hospital, Inc.	Massachusetts	100	100

HSA Hill Crest Corporation	Alabama	100	100

Hughes Center, LLC	Virginia	100	100

Independence Amarillo, LLC	Delaware	100	100

Independence Denison, LLC	Delaware	100	100

Independence Laredo, LLC	Delaware	100	100

Independence McAllen, LLC	Delaware	100	100

Independence Wellington, LLC	Delaware	100	100

Independence Physician Management, LLC	Delaware	100	100

Indiana Psychiatric Institutes, LLC	Delaware	100	100

InfoScriber Corporation	Delaware	100	100

Island 77 LLC	Delaware	100	100

KEYS Group Holdings LLC	Delaware	100	100

Keystone Charlotte LLC	North Carolina	100	100

Keystone Continuum, LLC	Tennessee	100	100

Keystone Education and Youth Services, LLC	Tennessee	100	100

Keystone Marion, LLC	Virginia	100	100

Keystone Memphis, LLC	Tennessee	100	100

Keystone NPS LLC	California	100	100

Keystone Newport News, LLC	Virginia	100	100

Keystone Richland Center LLC	Ohio	100	100

Keystone WSNC, L.L.C.	North Carolina	100	100

Keystone/CCS Partners LLC	Delaware	100	100

Kids Behavioral Health of Utah, Inc.	Utah	100	100

Kingwood Pines Hospital, LLC	Texas	100	100

KMI Acquisition, LLC	Delaware	100	100

KOP Limited	South Carolina	100	100

La Amistad Residential Treatment Center, LLC	Florida	100	100

Lancaster Behavioral Health Hospital, LLC	Pennsylvania	50	50

Lancaster Hospital Corporation	California	100	100

Laredo ASC, Inc.	Texas	100	100

Laredo Holdings, Inc.	Delaware	100	100

Laredo Regional, Inc.	Delaware	100	100

Laredo Regional Medical Center, LP	Delaware	80.14	80.14

Laurel Oaks Behavioral Health Center, Inc.	Delaware	100	100

Lebanon Hospital Partners, LLC	Tennessee	100	100

Liberty Point Behavioral Healthcare, LLC	Delaware	100	100

Manatee Memorial Hospital, L.P.	Delaware	100	100

Mayhill Behavioral Health, LLC	Texas	100	100

Mayhill Behavioral Properties, LLC	Texas	100	100

McAllen Holdings, Inc.	Delaware	100	100

McAllen Hospitals, L.P.	Delaware	100	100

McAllen Medical Center, Inc.	Delaware	100	100

Mental Health Outcomes, LLC	Delaware	100	100

Meridell Achievement Center, Inc.	Texas	100	100

Merion Building Management, Inc.	Delaware	100	100

Mesilla Valley Hospital, Inc.	New Mexico	100	100

Michigan BH JV, LLC	Michigan	74	74

Michigan Healthcare Staffing, LLC	Michigan	100	100

Michigan Psychiatric Services, Inc.	Michigan	100	100

Millwood Hospital, L.P.	Texas	99	99

Milwaukee Behavioral Health, LLC	Wisconsin	100	100

Nashville Rehab, LLC	Tennessee	100	100

Neuro Institute of Austin, L.P.	Texas	99	99

NEWCO Oregon, Inc.	Delaware	100	100

North Spring Behavioral Healthcare, Inc.	Tennessee	100	100

Northern Indiana Partners, LLC	Tennessee	100	100

Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C	Nevada	100	100

Northwest Texas Healthcare System, Inc.	Texas	100	100

NWTHS Management, LLC	Texas	100	100

Oak Plains Academy of Tennessee, Inc.	Tennessee	100	100

Ocala Behavioral Health, LLC	Delaware	100	100

Oregon Psychiatric Realty, LLC	Delaware	100	100

Palm Point Behavioral Health, LLC	Florida	100	100

Palmetto Behavioral Health Holdings, LLC	Delaware	100	100

Palmetto Behavioral Health Solutions, LLC	South Carolina	100	100

Palmetto Behavioral Health System, L.L.C.	South Carolina	100	100

Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina	100	100

Palmetto Pee Dee Behavioral Health, L.L.C.	South Carolina	100	100

Park Healthcare Company	Tennessee	100	100

Pasteur Healthcare Properties, LLC	Delaware	100	100

Peak Behavioral Health Services, LLC	Delaware	100	100

Pendleton Methodist Hospital, L.L.C.	Delaware	100	100

Pennsylvania Clinical Schools, Inc.	Pennsylvania	100	100

PR Holding II, Inc.	Puerto Rico	100	100

Premier Behavioral Solutions of Florida, Inc.	Delaware	100	100

Premier Behavioral Solutions, Inc.	Delaware	100	100

Pride Institute, Inc.	Minnesota	100	100

PSJ Acquisition, LLC	North Dakota	100	100

Psychiatric Realty, LLC	Delaware	100	100

Psychiatric Solutions, Inc.	Delaware	100	100

Psychiatric Solutions Hospitals, LLC	Delaware	100	100

Psychiatric Solutions of Virginia, Inc.	Tennessee	100	100

PsychManagement Group, Inc.	West Virginia	100	100

Radiation Oncology Center of Aiken, LLC	South Carolina	95	95

Ramsay Managed Care, LLC	Delaware	100	100

Ramsay Youth Services of Georgia, Inc.	Delaware	100	100

Red Rock Solutions, LLC	Delaware	100	100

Relational Therapy Clinic, Inc.	Louisiana	100	100

Ridge Outpatient Counseling, L.L.C.	Kentucky	100	100

River Crest Hospital, Inc.	Texas	100	100

River Oaks, Inc.	Louisiana	100	100

Riveredge Hospital Holdings, Inc.	Delaware	100	100

Riveredge Hospital, Inc.	Illinois	100	100

Riveredge Real Estate, Inc.	Illinois	100	100

Riverside Medical Clinic Patient Services, L.L.C.	California	100	100

Rolling Hills Hospital, LLC	Tennessee	100	100

RR Behavioral Realty LLC	Delaware	100	100

RR Recovery, LLC	Delaware	100	100

Salt Lake Behavioral Health, LLC	Delaware	100	100

Salt Lake Psychiatric Realty, LLC	Delaware	100	100

Samson Properties, LLC	Florida	100	100

Schick Shadel of Florida, LLC	Florida	100	100

Shadow Mountain Behavioral Health System, LLC	Delaware	100	100

SHC-KPH, LP	Texas	99.1	99.1

Somerset, Incorporated	California	100	100

Southeastern Hospital Corporation	Tennessee	100	100

Southside Imaging Center, LLC	South Carolina	100	100

SP Behavioral, LLC	Florida	100	100

Sparks Family Hospital, Inc.	Nevada	100	100

Spokane Behavioral Health, LLC	Washington	80	80

Spokane Valley Behavioral Health, LLC	Delaware	100	100

Springfield Hospital, Inc.	Delaware	100	100

St. Louis Behavioral Medicine Institute, Inc.	Missouri	100	100

Stonington Behavioral Health, Inc.	Delaware	100	100

Summerlin Hospital Medical Center, LP	Delaware	93.2	93.2

Summit Oaks Hospital, Inc.	New Jersey	100	100

Sunstone Behavioral Health, LLC	Tennessee	100	100

TBD Acquisition, LLC	Delaware	100	100

TBD Acquisition II, LLC	Delaware	100	100

TBJ Behavioral Center, LLC	Delaware	100	100

Temecula Valley Hospital, Inc.	California	100	100

Temple Behavioral Healthcare Hospital, Inc.	Texas	100	100

Tennessee Clinical Schools, LLC	Tennessee	100	100

Texas Cypress Creek Hospital, L.P.	Texas	99	99

Texas Hospital Holdings, Inc.	Delaware	100	100

Texas Hospital Holdings, LLC	Texas	100	100

Texas Laurel Ridge Hospital, L.P.	Texas	99	99

Texas Oaks Psychiatric Hospital, L.P.	Texas	99	99

Texas San Marcos Treatment Center, L.P.	Texas	99	99

Texas West Oaks Hospital, L.P.	Texas	99	99

The Arbour, Inc.	Massachusetts	100	100

The Bridgeway, LLC	Arkansas	100	100

The National Deaf Academy, LLC	Florida	100	100

Three Rivers Behavioral Health, LLC	South Carolina	100	100

Three Rivers Healthcare Group, LLC	South Carolina	100	100

Three Rivers Residential Treatment/Midlands Campus, Inc.	South Carolina	100	100

Three Rivers SPE Holding, LLC	South Carolina	100	100

Toledo Holding Co., LLC	Delaware	100	100

Turning Point Care Center, LLC	Georgia	100	100

Two Rivers Psychiatric Hospital, Inc.	Delaware	100	100

UBH of Phoenix, LLC	Delaware	100	100

UBH of Phoenix Realty, LLC	Delaware	100	100

UBH of Oregon, LLC	Delaware	100	100

UHP LP	Delaware	100	100

UHS Advisory, Inc.	Delaware	100	100

UHS BH Telepsych, LLC	Delaware	100	100

UHS Building Solutions, Inc.	Delaware	100	100

UHS Capitol Acquisition, LLC	Delaware	100	100

UHS Children Services, Inc.	Delaware	100	100

UHS Funding, LLC	Delaware	100	100

UHS Good Samaritan, L.L.C.	Delaware	100	100

UHS Holding Company, Inc.	Nevada	100	100

UHS International, Inc.	Delaware	100	100

UHS Kentucky Holdings, L.L.C.	Delaware	100	100

UHS Midwest Behavioral Health, LLC	Delaware	100	100

UHS Midwest Center for Youth and Families, LLC	Indiana	100	100

UHS Oklahoma City LLC	Oklahoma	100	100

UHS Receivables Corp.	Delaware	100	100

UHS Sahara, Inc.	Delaware	100	100

UHS Surgical Hospital of Texoma, LLC	Texas	100	100

UHS of Anchor, L.P.	Delaware	100	100

UHS of Benton Day School and Treatment Program, Inc.	Delaware	100	100

UHS of Benton, LLC	Delaware	100	100

UHS of Bowling Green, LLC	Delaware	100	100

UHS of Centennial Peaks, L.L.C.	Delaware	100	100

UHS of Cornerstone Holdings, Inc.	Delaware	100	100

UHS of Cornerstone, Inc.	Delaware	100	100

UHS of D.C., Inc.	Delaware	100	100

UHS of Delaware, Inc.	Delaware	100	100

UHS of Denver, Inc.	Delaware	100	100

UHS of Dover, L.L.C.	Delaware	100	100

UHS of Doylestown, L.L.C.	Delaware	100	100

UHS of Fairmount, Inc.	Delaware	100	100

UHS of Fuller, Inc.	Massachusetts	100	100

UHS of GB, Inc.	Delaware	100	100

UHS of Georgia Holdings, Inc.	Delaware	100	100

UHS of Georgia, Inc.	Delaware	100	100

UHS of Greenville, LLC	Delaware	100	100

UHS of Hampton Learning Center, Inc.	New Jersey	100	100

UHS of Hampton, Inc.	New Jersey	100	100

UHS of Hartgrove, Inc.	Illinois	100	100

UHS of Indiana, Inc.	Indiana	100	100

UHS of Kootenai River, Inc.	Delaware	100	100

UHS of Lakeside, LLC	Delaware	100	100

UHS of Lancaster, LLC	Pennsylvania	100	100

UHS of Laurel Heights, L.P.	Delaware	100	100

UHS of Madera, Inc.	Delaware	100	100

UHS of New Orleans, LLC	Louisiana	100	100

UHS of No. Nevada, LLC	Nevada	100	100

UHS of Oklahoma Receivables, L.L.C	Delaware	100	100

UHS of Oklahoma, LLC	Oklahoma	100	100

UHS of Parkwood, Inc.	Delaware	100	100

UHS of Peachford, L.P.	Delaware	100	100

UHS of Pennsylvania, Inc.	Pennsylvania	100	100

UHS of Phoenix, LLC	Delaware	100	100

UHS of Provo Canyon, Inc.	Delaware	100	100

UHS of Puerto Rico, Inc.	Delaware	100	100

UHS of Ridge, LLC	Delaware	100	100

UHS of River Parishes, Inc.	Louisiana	100	100

UHS of Rockford, LLC	Delaware	100	100

UHS of Salt Lake City, L.L.C.	Delaware	100	100

UHS of Savannah, L.L.C.	Delaware	100	100

UHS of Spring Mountain, Inc.	Delaware	100	100

UHS of Springwoods, L.L.C.	Delaware	100	100

UHS of SummitRidge, L.L.C.	Delaware	100	100

UHS of Sutton, Inc.	Delaware	100	100

UHS of Talbot, L.P.	Delaware	100	100

UHS of Texoma, Inc.	Delaware	100	100

UHS of Timberlawn, Inc.	Texas	100	100

UHS of Timpanogos, Inc.	Delaware	100	100

UHS of Tuscon, LLC	Delaware	100	100

UHS of Westwood Pembroke, Inc.	Massachusetts	100	100

UHS of Wyoming, Inc.	Delaware	100	100

UHS-Corona, Inc.	Delaware	100	100

UHS-Lakeland Medical Center, L.L.C.	Delaware	100	100

UHS Sub III, LLC	Delaware	100	100

UHSD, L.L.C	Nevada	100	100

UHSF, L.L.C	Delaware	100	100

UHSL, L.L.C	Nevada	100	100

UK Acquisition No. 6, Ltd	United Kingdom	100	65

United Healthcare of Hardin, Inc.	Tennessee	100	100

Universal Community Behavioral Health, Inc.	Pennsylvania	100	100

Universal HMO, Inc.	Nevada	100	100

Universal Health Network, Inc.	Nevada	100	100

Universal Health Recovery Centers, Inc.	Pennsylvania	100	100

Universal Health Services of Cedar Hill, Inc.	Texas	100	100

Universal Health Services of Palmdale, Inc.	Delaware	100	100

Universal Health Services of Rancho Springs, Inc.	California	100	100

Universal Treatment Centers, Inc.	Delaware	100	100

University Behavioral, LLC	Florida	100	100

University Behavioral Health of El Paso, LLC	Delaware	100	100

Valle Vista Hospital Partners, LLC	Tennessee	100	100

Valle Vista, LLC	Delaware	100	100

Valley Health System LLC	Delaware	100	100

Valley Hospital Medical Center, Inc.	Nevada	100	100

Virgin Islands Behavioral Services, Inc.	Virginia	100	100

Vista Diagnostic Center, L.L.C.	Nevada	100	100

Wekiva Springs Center, LLC	Delaware	100	100

Wellington Physician Alliances, Inc.	Florida	100	100

Wellington Regional Medical Center, LLC	Florida	100	100

Wellstone Holdings, LLC	Delaware	100	100

Wellstone Regional Hospital Acquisition, LLC	Indiana	98	98

West Church Partnership	Illinois	100	100

West Oaks Real Estate, L.P.	Texas	99	99

Westside Outpatient Center, LLC	Florida	50	50

Willow Springs, LLC	Delaware	100	100

Windmoor Healthcare Inc.	Florida	100	100

Windmoor Healthcare of Pinellas Park, Inc.	Delaware	100	100

Wisconsin Avenue Psychiatric Center, Inc.	Delaware	100	100

Zeus Endeavors, LLC	Florida	100	100